LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT	12 Months Ended
Dec. 31, 2020
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT [Abstract]
LONG-TERM DEBT AND CURRENT PORTION OF LONG TERM DEBT
9.	LONG-TERM DEBT AND CURRENT PORTION OF LONG-TERM DEBT

The Company has two lenders financing its active fleet of Suezmax tankers; (1) the 2019 Senior Secured Credit Facility, including the $30 million Accordion Loan, secured by the twenty vessels built from year 2000 to year 2016, and (2) the Financing of 2018-built vessels that is related to the three vessels built in 2018.

2019 Senior Secured Credit Facility and $30 million Accordion Loan:

On February 12, 2019 the Company entered into a new five-year senior secured credit facility for $306.1 million (the “2019 Senior Secured Credit Facility”). Borrowings under the 2019 Senior Secured Credit Facility are secured by first priority mortgages over the vessels (excluding the three vessels delivered in 2018, see description below) and assignments of earnings and insurance. The loan is amortizing with a twenty-year maturity profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. Further, the agreement contains a discretionary excess cash mechanism for the lender that equals 50% of the net earnings from the collateral vessels, less capex provision and fixed loan amortization. The Company has incurred $13.0 million (including a non-cash portion of $6.1 million) in financing costs, which is amortized over the term of the loan and the outstanding loan balance was presented net of the costs. The agreement contains covenants that require a minimum liquidity of $30.0 million and a loan-to-vessel value ratio of maximum 70%.

As of December 31, 2019, the Company had $291.8 million drawn under its 2019 Senior Secured Credit Facility, where $16.1 million, net of deferred financing cost of $2.6 million, was presented as Current Portion of Long-Term Debt. This included $3.4 million related to the excess cash flow mechanism payment related to earnings generated in the fourth quarter of 2019 and payable in the first quarter of 2020.

On December 16, 2020, the Company entered into a new loan agreement for the borrowing of $30.0 million (the “$30 million Accordion Loan”). The loan is considered an accordion loan to the 2019 Senior Secured Credit Facility loan agreement and has the same amortization profile, carries a floating LIBOR interest rate plus a margin and matures in February 2024. The security of the loan is attached to the security of the 2019 Senior Secured Credit Facility and has equal priority, the same financial covenants and the same excess cash flow mechanism as the 2019 Senior Secured Credit Facility.

The Company has repaid $67.9 million of the facility in the twelve months ended December 31, 2020. As of December 31, 2020, the total outstanding balance was $253.9 million. The Company has presented $14.4 million, net of deferred financing cost of $2.4 million, under Current Portion of Long-Term Debt. Earnings generated in the fourth quarter of 2020 did not result in any additional payment related to the excess cash flow mechanism.

Subsequent to December 31, 2020, the Company has repaid in total $4.2 million and the total outstanding balances as of April 29, 2021 is $249.7 million.

The estimated fair value for the long-term debt is considered to be approximately equal to the carrying value since it carries a variable interest rate.

Financing of 2018-built Vessels

The three vessels were delivered in July, August and October 2018, respectively. Under the terms of the financing agreement, the lender has provided financing of 77.5% of the purchase price for each of the three 2018-built vessels. Upon delivery of each of the vessels, the Company entered into ten-year bareboat charter agreements. The Company has obligations to purchase each vessel for $13.6 million upon the completion of the ten-year bareboat charter agreements, and also has the option to purchase the vessels after sixty and eighty-four months. The financing agreements for the three vessels have a total effective interest rate ranging from 4.86% to 5.06% including a floating LIBOR element that is subject to annual adjustment. The Company has incurred $2.3 million in financing cost, which is amortized over the term of the financing arrangement and presented net of the outstanding loan balance. The financing agreement contains certain financial covenants requiring us on a consolidated basis to maintain a minimum value adjusted equity of $175.0 million and ratio of 25%, minimum liquidity of $20.0 million; and a minimum vessel value to outstanding lease clause.

The outstanding amounts under this financing arrangement were $112.2 million and $119.9 million as of December 31, 2020 and 2019, respectively, where $7.7 and $7.4 million, net of deferred financing costs, have been presented as Current Portion of Long-Term Debt, respectively.

As of December 31, 2020 the aggregate annual principal payments required to be made under the Company’s outstanding debt facilities are as follows:

Debt repayments in $'000s	Total	2021	2022	2023	2024	2025	More than 5 years
2019 Senior Secured Credit Facility including the $30 mill Accordion Loan	253,902	16,805	16,805	16,805	203,487	-	-
Financing of 2018-built Vessels	112,238	7,960	8,327	8,711	9,138	9,535	68,567
Total	366,140	24,765	25,132	25,516	212,625	9,535	68,567

The Company has ordered two Suezmax newbuildings at Samsung shipyard in South Korea for delivery in 2022. The Company has secured up to 80% financing of the newbuilding price for these two vessels at similar terms as for the 2018-built vessels with the same lender. No debt is incurred under these financing arrangements as of December 31, 2020, and the table above does not include figures related to the financing of the newbuildings.

The Company monitors compliance with the financial covenants on a regular basis and as at December 31, 2020, the Company was in compliance with the financial covenants in the debt facilities. The Company believes that the current cash and cash equivalents and cash expected to be generated from operations, together with the availability of the $60 million ATM, are sufficient to meet the working capital needs and other liquidity requirements for the next 12 months from the date of this report.